Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED SUBLEASE

BETWEEN

NST CONSULTING, LLC

AND

ACLARIS THERAPEUTICS, INC.

This Fifth Amendment to the Amended and Restated Sublease (“Fifth Amendment”) made and entered into this 7th day of July 2017 (“Effective Date”), by and between NST CONSULTING, LLC, hereinafter referred to as “Sublandlord” and ACLARIS THERAPEUTICS, INC, hereinafter referred to as “Subtenant”.

WHEREAS, Sublandlord currently leases certain premises consisting of 15,272 rentable square feet of space commonly referred to as Suite 400 (“Premises”) located at 101 Lindenwood Drive, Malvern, Pennsylvania 19355 (“Building”) from Landlord and subleases13,200  rentable square feet of such Premises to Subtenant pursuant to that certain Amended and Restated Sublease dated March 3, 2014, as amended, hereinafter referred to as “Sublease,” the Premises being more particularly described therein; and

WHEREAS,  NEXEPTION, INC. assigned all rights and obligations under the Sublease to its Affiliate, NST Consulting, LLC pursuant to an Assignment and Assumption Agreement dated August 11, 2015; and

WHEREAS, Sublandlord and Subtenant wish to further amend the Sublease as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, Sublandlord and Subtenant agree that the Sublease shall be and the same is hereby amended as follows:

1. Incorporation of Recitals.  The recitals set forth above, the Sublease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Fifth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Sublease.

2.  The following sections of the Sublease Term are amended as follows:

a.  Exhibit A to the Sublease is deleted in its entirety and replaced with the new Exhibit A attached hereto and made a part hereof.  All references to Exhibit A in the Sublease are references to this new Exhibit A.

b.  Section 2 Sublease Space and Term. Section 2 of the Sublease is deleted in its entirety and replaced with the following new paragraph:

“Commencing on July 7, 2017, the parties agree to increase the portion of the Premises subleased to Subtenant from 13,200 square feet to 14,550 feet, which increase is less than twenty percent (20%) of the Sublease Space.  Exhibit A is hereby deleted and replaced with the new Exhibit A attached hereto and made a part hereof.”

c. Section 3(a) Fixed Rent. Commencing on July 7, 2017, Subtenant shall pay Sublandlord the following Fixed Rent for the Sublease Space per month, in advance, without notice, demand, offset, or counterclaim, on the first day of each month during the Sublease Term:

“Commencing on July 7, 2017, Subtenant shall pay Sublandlord the following Fixed Rent for the Sublease Space per month, in advance, without notice, demand, offset, or counterclaim, on the first day of each month during the Sublease Term:

Time Period	Rent/RSF		Monthly Installment
7/ 07/17-7/31/17**	$22.50	*	$21,825.00	***
8/01/17-11/30/17**	$22.50	*	$27,281.25
12/1/17 -11/30/18**	$23.00	*	$27,887.50
12/1/18-11/30/19**	$23.50	*	$28,493.75

* Plus any charges set forth in Articles 6 and Article 7 of the Master Lease

** Subtenant will pay electric costs pursuant to Article 6 of the Master Lease and janitorial costs in the amount of $1.26 per rentable square feet of the Premises.

*** prorated for the month of July 2017

d. Section 3(e) Additional Rent. Commencing on October 1, 2016, Subtenant’s Allocated Share for the Sublease Space is 95.3% of Sublandlord’s Allocated Share, as such share may be adjusted, from time to time, on the basis of corresponding changes in the square footage of the Sublease Space.

3. Binding Effect.  Except as expressly amended hereby, the Sublease remains in full force and effect in accordance   with its terms.

4. CONFESSION OF JUDGMENT. WHEN THIS LEASE OR SUBTENANT'S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS SUBLEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR SUBTENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST SUBTENANT AND ALL PERSONS CLAIMING UNDER SUBTENANT, WHEREUPON, IF SUBLANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO SUBTENANT, SUBLANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS SUBLEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.

In any action to confess judgment in ejectment, Sublandlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Sublease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

         (INITIAL).  SUBTENANT WAIVER.  SUBTENANT SPECIFICALLY ACKNOWLEDGES THAT SUBTENANT HAS VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT.  SUBTENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, SUBLANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION AND EXECUTING UPON SUCH JUDGMENT.  IN SUCH EVENT AND SUBJECT TO THE TERMS SET FORTH HEREIN, SUBLANDLORD SHALL PROVIDE FULL CREDIT TO SUBTENANT FOR ANY MONTHLY CONSIDERATION WHICH SUBLANDLORD RECEIVES FOR THE SUBLEASED PREMISES IN MITIGATION OF ANY OBLIGATION OF SUBTENANT TO SUBLANDLORD FOR THAT MONEY.  FURTHERMORE, SUBTENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST SUBLANDLORD AND SUBLANDLORD'S COUNSEL FOR VIOLATION OF SUBTENANT'S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS SUBLEASE.

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Fifth Amendment on the date first above written.

SUBLANDLORD:
NST CONSULTING, LLC
By:
WITNESS:

/s/ Joann Deluca	By:	/s/ Douglas Gessl
Name: Douglas Gessl
Title: CFO

SUBTENANT:
ACLARIS THERAPEUTICS, INC.
ATTEST:

/s/ Joann Deluca	By:	/s/ Neal Walker
Name: Neal Walker
Title: President and CEO

15,272

EXHIBIT A

Updated 6/15/17

(A) = Aclaris
S = Shared
N = NST
R = Ralexar

458
457
456
455
454
453
452
459
459B
460
461
462
A,B,C,D
463
464
450
441
440
439
438
430
429
428
427
426
425
424
423
422
421
420
419
418
417
416
415
414
413
400B
400
436
431
435
437
433
432
443
444
445
445B
446
447
448
449A
449B
449C
449D